Exhibit 99.1

NEWS RELEASE

For Immediate Release	One American Row PO Box 5056 Hartford CT 06102-5056 www.phoenixwm.com

Contacts:
Media Relations Alice S. Ericson, 860-403-5946 alice.ericson@phoenixwm.com	Investor Relations Naomi Baline Kleinman, 860-403-7100 pnx.ir@phoenixwm.com

The Phoenix Companies, Inc. (NYSE:PNX) Updates Progress on Restatement and Filing of GAAP Financial Statements

Hartford, Conn., Oct. 15, 2013 – The Phoenix Companies, Inc. (NYSE:PNX) today provided an update on its previously announced restatement and filing of GAAP financial statements with the Securities and Exchange Commission (SEC).

“We believe we are in the final phases of the restatement work, and we are preparing our corrective and delayed filings. Once the filing timetable is established, we expect to provide a further update on the restatement,” said James D. Wehr, president and chief executive officer.

Phoenix expects to provide third quarter 2013 unaudited statutory financial results for Phoenix Life Insurance Company and third quarter 2013 estimated operating metrics for The Phoenix Companies, Inc. by Nov. 15, 2013.

As previously reported, Phoenix is restating historical annual and interim GAAP financial statements. Phoenix has delayed filing with the SEC its third quarter 2012 Form 10-Q and its subsequent periodic reports and also believes it will not timely file with the SEC its third quarter 2013 Form 10-Q.

ABOUT PHOENIX

Headquartered in Hartford, Connecticut, The Phoenix Companies, Inc. (NYSE:PNX) is a boutique life insurance and annuity company serving customers’ retirement and protection needs through select independent distributors. Its principal operating subsidiary, Phoenix Life Insurance Company, has its statutory home office in East Greenbush, New York.  For more information, visit www.phoenixwm.com.

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CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
The foregoing contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements.  These forward-looking statements include statements relating to, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes.  Such forward-looking statements often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “is targeting,” “may,” “should” and other similar words or expressions.  Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance.  Our ability to provide updated information about the restatement in the anticipated timeframe, complete the restatement and resume a timely filing schedule with respect to our SEC filings reflecting the restatement is subject to a number of contingencies, including but not limited to, whether we continue to identify errors in our consolidated financial statements, whether existing systems and processes can be timely updated, supplemented or replaced, and the number and complexity of, and periods covered by, the periodic reports that we will have to file with the SEC to reflect the restatement. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our other filings with the SEC.  Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under “Investor Relations”.  You are urged to carefully consider all such factors.  We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this news release, even if such results, changes or circumstances make it clear that any forward-looking information will not be realized.  If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this news release, such statements or disclosures will be deemed to modify or supersede such statements in this news release.

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